United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2006

Chesapeake Utilities Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

909 Silver Lake Boulevard, Dover, Delaware 19904
(Address of principal executive offices, including Zip Code)

(302) 734-6799
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 30, 2006, Chesapeake Utilities Corporation (the “Company”) issued a Press Release announcing the issuance of 90,045 shares of the Company’s common stock pursuant to the exercise by Robert W. Baird & Co., lead book-running manager and A.G. Edwards & Sons, Inc., co-lead manager (the “Underwriters”) of their over-allotment option. The Underwriters were granted the over-allotment option in connection with the Underwriting Agreement dated November 15, 2006 between the Company and the Underwriters.

A copy of the Press Release is attached hereto as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit 99 — Press Release of Chesapeake Utilities Corporation, dated November 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Utilities Corporation

/s/ Michael P. McMasters
—————————————
Michael P. McMasters
Senior Vice President and Chief Financial Officer

Date: November 30, 2006